NEITHER THIS NOTE, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE BEEN OR WILL BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW.


                                                                   ______, 1997
No.1
$500,000

                               EA INDUSTRIES, INC.

                          10% SERIES B CONVERTIBLE NOTE
                              DUE JANUARY 22, 1999


     EA INDUSTRIES, INC. (the "Company" or "EA"), a New Jersey corporation, for value received, and intending to be legally bound, hereby promises to pay to the order of ___________ her registered assigns, the principal amount of on January 22, 1999 ("Maturity Date"), with interest from April 7, 1997 (computed on the basis of a 360-day year of twelve 30-day months) payable quarterly on the first day of each calendar quarter, commencing January 1, 1998, on the unpaid principal balance at the rate of 10% per annum until such unpaid principal balance shall become due and payable (whether at maturity or by acceleration or otherwise). Overdue principal payments and (to the extent permitted by applicable law) any overdue interest shall accrue interest at eighteen percent (18%) per annum until paid, which interest shall be payable on demand. This Note is one of a number of 10% Series B Convertible Notes issued by the Company in a private placement of 10% Series B Convertible Notes (this Note and such other 10% Series B Convertible Notes are collectively referred to herein as the "10% Series B Convertible Notes"). The terms and conditions of all 10% Series B Convertible Notes shall be identical in all respects and all 10% Series B Convertible Notes shall rank pari passu.

     Payments of principal and interest on this Note shall be made in lawful money of the United States of America by delivery of a check to the address provided by the payee as shown on the Note Register. The Company may treat the person in whose name this Note is registered (the "Holder") on the Note Register kept by the Company as the owner of this Note for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. This Note is transferable only (i) in accordance with the terms hereof and (ii) by surrender thereof at the office of the Company at 185 Monmouth Parkway, West Long Branch, New Jersey, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Note or her attorney duly authorized in writing.

     The Company shall have the right, exercisable on not less than 15 days written notice to the Holder, at any time after the date hereof, to prepay the unpaid principal balance under this Note in whole or in any part, without penalty or premium and with the interest due to the date of prepayment, provided, however, that the Company shall at the same time prepay an equal unpaid principal amount of all other outstanding 10% Series A Convertible Notes. Any notice of prepayment shall be delivered to the Holder at its registered address appearing on the records of the Company and shall state (1) that the Company is exercising its right to prepay all or a portion of the principal of this Note, (2) the principal amount to be repaid and (3) the date of prepayment. Upon the prepayment of less than the entire unpaid principal amount of this Note, a new Note containing the same date and provisions as this Note shall be issued by the Company to the Holder for the principal balance of this Note which shall not have been prepaid.

     The Company shall have the option to make interest payments to the Holder in fully paid and non-assessable shares of Common Stock of EA ("EA Shares") or fully-paid and non-assessable shares of Common Stock of Tanon Manufacturing, Inc. ("Tanon"), a California Corporation ("Tanon Shares"). The terms EA Shares and Tanon Shares are sometimes collectively referred to herein as the "Shares." This option may be exercised on any one or more of the dates interest is payable under this Note by delivery of written notice to the Holder at least fifteen
(15) days before such payment date. If this option is elected, Tanon or the Company shall issue and dispatch to the Holder one or more Certificates for the aggregate number of whole Shares of Common Stock of Tanon or the Company determined by dividing the Conversion Price (determined pursuant to paragraph 2 as if the Holder was converting a portion of the principal of this Note) into the total amount of lawful money of the United States of America which the Holder would have received if the aggregate amount of interest on this Note which is being paid in EA Shares or Tanon Shares were being paid in such lawful money. No fractional shares will be issued in payment of interest on this Note. In lieu thereof, the Holder may be issued a number of Shares which reflects a rounding up to the next whole number or may be paid in lawful money of the United States of America.

     NOTWITHSTANDING THE FOREGOING, PAYMENT OF INTEREST IN EITHER EA SHARES OR TANON SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH PAYMENT, (ii) IN THE CASE OF PAYMENT IN TANON SHARES, COMPLETION OF AN INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE COMPANY PRIOR TO SUCH PAYMENT, (iii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH PAYMENT, AND (iv) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE, (ii) IN THE CASE OF PAYMENT IN TANON SHARES, TANON HAS NOT COMPLETED AN INITIAL PUBLIC OFFERING OF ITS COMMON STOCK PRIOR TO AN INTEREST PAYMENT DATE, (iii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE DOES NOT OCCUR PRIOR TO SUCH DATE, OR (iv) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON AN INTEREST PAYMENT DATE IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS IN ISSUING SUCH SHARES, SUCH INTEREST PAYMENT SHALL BE MADE IN U.S. DOLLARS.

1. Restrictions on Transfer of Securities. By accepting this Note, the Holder hereby acknowledges that, except as expressly set forth herein, neither this Note nor any Shares issuable in the event of conversion have been, or will be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and represents for herself and her legal representative that she is acquiring this Note and will acquire any Shares (hereinafter defined) issued upon conversion hereof, for her own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities, and agrees to reaffirm in writing this investment representation at the time of exercise of the conversion right set forth below, subject to the Company's agreement to register the Shares as set forth in Section 4 below. The Holder shall not transfer this Note or any Shares (or any interest therein) until (i) it shall have first given written notice to the Company describing the manner of any such proposed transfer, and (ii) either
(a) the Company has received from Holder's counsel an opinion satisfactory to the Company and its counsel that such transfer may be made without compliance with the registration provisions of the Securities Act and that the proposed transfer may be made without violation of the Securities Act and any applicable state securities law, or (b) a registration statement filed by the Company covering the Note or Shares to be transferred is in effect under the Securities Act and there has been compliance with the applicable state securities laws.

2. Conversion of Note. This Note may be converted into shares of Common Stock of Tanon or the Company as follows:

     (a) Conversion. Subject to and upon compliance with the provisions of this section captioned "Conversion of Note", at the option of the Holder, at any time after the listing on the NYSE of the shares issuable upon conversion has been effected and prior to the close of business on the Maturity Date, the unpaid principal balance of the Note may be converted in whole, or from time to time in part, into EA Shares, at a conversion price per EA Share equal to two dollars and fifty cents ($2.50) ("EA Conversion Price").

     Subject to and upon compliance with the provisions of this section captioned "Conversion of Note", at the option of the Holder, at any time after closing of an initial public offering of the Common Stock of Tanon and prior to the close of business on the Maturity Date, the unpaid principal balance of the Note may be converted in whole, or from time to time in part, into Tanon Shares at a conversion price per Tanon Share equal to the quotient of (i) twenty five million dollars ($25 million), divided by (ii) the number of shares of Common Stock of Tanon that were issued and outstanding at the close of business on the day immediately prior to the effective date of the registration statement covering the shares of Common Stock of Tanon offered in such initial public offering, without giving effect to the number of shares of Common Stock of Tanon being offered in such initial public offering.

     The terms EA Share Price and Tanon Share Price are sometimes collectively referred to herein as the "Conversion Price." The conversion as set forth herein shall be subject to such adjustment or adjustments, if any, of such Conversion Price and of the securities or other property issuable upon such conversion as set forth below, upon delivery of the Note to the offices of the Company, together with the form of conversion notice attached thereto (the "Conversion Notice"), duly executed by the Holder thereof. The Conversion Notice shall state the principal amount thereof to be so converted, the Shares into which such amount is being converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Note. Shares issuable upon conversion of the Note shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein and in the Subscription Agreement of even date hereof to which the original Holder hereof is a party. Upon such conversion, Company shall pay, in cash, all accrued and unpaid interest through the conversion date on the Note or such part thereof delivered for conversion. No fractional Shares shall be issued or delivered upon conversion of the Note. In case the Note shall be surrendered for the conversion of only a portion of the principal amount thereof, the Company shall, at the time of issuing the Shares issuable upon the conversion of such portion, execute and deliver to the Holder of the Note so surrendered a new note equal in principal amount to the unconverted portion of the surrendered Note, dated the most recent date to which interest shall have been paid on the surrendered Note.

     NOTWITHSTANDING THE FOREGOING, THE CONVERSION OF THE NOTE INTO EITHER EA SHARES OR TANON SHARES IS EXPRESSLY CONDITIONED IN EACH CASE UPON (i) SUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF SUCH SHARES TO PERMIT SUCH CONVERSION, (ii) OFFICIAL NOTICE OF THE LISTING (THE "LISTING") OF SUCH SHARES ON THE NEW YORK STOCK EXCHANGE OR THE NASDAQ NATIONAL MARKET SYSTEM, IF APPLICABLE, PRIOR TO SUCH CONVERSION, AND (iii) COMPLIANCE WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS. IN THE EVENT (i) THERE IS INSUFFICIENT AUTHORIZED, UNISSUED AND UNRESERVED COMMON STOCK OF THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION, (ii) SUCH LISTING OF THE SHARES TO BE ACQUIRED UPON CONVERSION DOES NOT OCCUR PRIOR THERETO, OR (iii) THE ISSUER OF THE SHARES TO BE ACQUIRED UPON CONVERSION IS UNABLE TO COMPLY WITH ALL FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS IN ISSUING SUCH SHARES, THIS NOTE SHALL NOT BE CONVERTIBLE INTO SUCH SHARES AS AFORESAID.



     (b) Adjustments.

     (i) Subdivision or Combination. Whenever the Company or Tanon shall subdivide or combine the outstanding shares of its Common Stock issuable upon conversion of this Note, including stock dividends and stock splits, the Conversion Price in effect with respect to such Shares being subdivided or combined immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

     (ii) Reclassification or Change. Whenever any reclassification or change of the outstanding shares of Common Stock of the Company or Tanon shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination) effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Note the kind of stock, other securities or property receivable upon such reclassification or change by a holder of the number of shares of Common Stock of Tanon or EA, as the case may be, issuable upon conversion of this Note immediately prior to such reclassification or change. Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Note shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this paragraph (c). The provisions of this clause (iii) shall apply to successive transactions of the nature to which it relates.

     (iii) Notices of Record Date. In case

        (A) the Company or Tanon shall declare a dividend (or make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

        (B) the Company or Tanon shall grant the holders of its Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

        (C) the Company or Tanon shall make any distribution on or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company or Tanon; or

        (D) there is to be a reclassification or change of the Common Stock of the Company or Tanon (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company or Tanon is a party and in connection with which approval of any class of stockholders of the Company or Tanon is required, or a sale or conveyance of the property of the Company or Tanon as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any record is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification. Such notice shall be mailed at least 30 days prior to the record or effective date therein specified.

     (iv) Notice of Adjustment of Conversion Price, etc. If there shall be any adjustment as provided in (b) hereof, or if securities or property other than shares of Common Stock of the Company or Tanon shall become issuable or deliverable in lieu of shares of such Common Stock upon the conversion of this Note, the Company shall forthwith cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, which notice shall be accompanied by a certificate of the principal financial officer of the Company setting forth in reasonable detail the facts requiring any such adjustment and the Conversion Price and number of Shares issuable upon the conversion of this Note after such adjustment, or the kind and amount of any such securities or property so issuable or deliverable upon the conversion of this Note, as the case may be.

3. Default. If any of the following conditions or events ("Events of Default") shall occur and be continuing:

     (a) if the Company shall default in the payment of principal of this Note when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise;

     (b) if the Company shall default in the payment of any interest on this Note and shall fail to cure such default within ten days after receipt of written notice thereof from the Holder to the Company;

     (c) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within thirty days after receipt of written notice thereof from the Holder to the Company;

     (d) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company;

     (e) if within 90 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 90 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated; or

     (f) if Tanon shall be in default under the Revolving Credit and Security Agreement between I.B.J. Schroder Bank & Trust Company and Tanon Manufacturing, Inc. and such default shall not be cured within 30 days;

then, and in any such event, Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Note to be due and payable, whereupon the Note shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate of eighteen percent (18%) per annum on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived.

     In case of a default in the payment of any principal of or interest on the Note, (whether at maturity or by acceleration) the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.


4. Registration Rights.

     (a) Registration.The Company shall use its best efforts to file and cause to be declared effective on or before January 1, 1998, a Registration Statement under the Securities Act of 1933, as amended, on Form S-3 covering the shares of Common Stock of EA underlying in this Note. If the Company or Tanon proposes to file a registration statement under the Securities Act with respect to an offering by the Company or Tanon for its own account of its Common Stock (other than a registration statement on Form
S-4, S-8 or S-14 or any form substituting therefor or filed in connection with an exchange offer or an offering of securities solely to existing stockholders or employees) during the period commencing on the date hereof and ending on January 22, 2000, the Company or Tanon shall in each case give written notice of such proposed filing to the Holder and such notice shall offer the Holder the opportunity to register such number of Shares as the Holder has acquired or contemplates acquiring upon conversion and requests in writing within ten days after receipt of such notice. If such offering is an underwritten offering, the amount of Shares included by Holder may be reduced in the sole discretion of the managing underwriter. In connection with a piggy-back registration pursuant to this subsection 4(a), the Company or Tanon will bear all registration expenses, except sales commissions and the fees and expenses of counsel to the Holder which shall be borne by Holder. The Holder shall deliver such documents, and provide the Company or Tanon with such information, as is necessary or desirable to effectuate such registration.

     (b) In the event that the Company or Tanon shall take action to permit a public offering or sale or other distribution of the Shares pursuant to Subsection 4(a) above, the Company shall:

        (i) Supply to the Holder two executed copies of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Securities Act and the Rules and Regulations promulgated thereunder and such other documents as the Holder shall reasonably request.

        (ii) Cooperate in taking such action as may be necessary to register or qualify the Shares under such other securities acts or blue sky laws of such jurisdictions as the Holder shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holder of such Shares to consummate such proposed sale or other disposition of the Shares in any such jurisdiction; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

        (iii) Indemnify and hold harmless Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for Holder, any Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (A) any untrue statement of a material fact contained in a registration statement furnished pursuant to of this Section 4, or any prospectus or offering circular included therein, or (B) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter, within the meaning of the Securities Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time indemnify the Company, Tanon, their respective directors, each officer signing any registration statement or any amendment to any registration statement and each person, if any, who controls the Company or Tanon within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling and claim) arising from (C) any untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to of this Section 4, or (D) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon untrue statements of a material fact or omission to state a material fact required to make such statements not misleading contained within information furnished in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Shares by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to of this
Section 4, as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved.

           (iv) Keep effective for a period of not less than three (3) months nor more than (9) months after the initial effectiveness thereof all such registrations under the Securities Act.

     (d) The Company's obligation under Subsection (a) shall be conditioned upon a timely receipt by the Company in writing of:

           (i) Information as to the terms of such public offering furnished by or on behalf of Holder intending to make a public distribution of her Shares; and

           (ii) Such other information as the Company may reasonably require from Holder or any underwriter for inclusion in such registration statement or post-effective amendment.

     Notwithstanding any provision contained in this Note to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.




5. Miscellaneous

     (a) Notices. All notices required or permitted to be given under this Note shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested) addressed to the following addresses:

          If to Holder:   At its address on the Note
                          Register of the Company


          If to Company   185 Monmouth Parkway
          or EA:          West Long Branch, NJ 07764-9989
                          Attn:  Stanley O. Jester

                          and a copy to:

                          Richard P. Jaffe, Esquire
                          Mesirov Gelman Jaffe Cramer & Jamieson
                          1735 Market Street
                          Philadelphia, PA 19103

All notices shall be deemed given upon personal delivery or upon deposit of such notice in the United States mails, with all postage affixed.

     (b) Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     (c) Assignability. Subject to Section 1 hereof, this Note shall be binding upon Company, its successors and assigns, and shall inure to the benefit of Holder and Holder's successors, assigns, legal representatives, heirs and guardians.

     (d) Governing Law. This Note shall be governed by the laws of the State of New Jersey without regard to the conflict of law provisions thereof.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer this 30th day of July, 1997.

                                            EA INDUSTRIES, INC.



                                            By:
                                               -----------------------------



     The undersigned, intending to be legally bound, hereby acknowledges the foregoing Note and agrees to be bound by Sections 2 and 4 thereof.

                                            TANON MANUFACTURING, INC.



                                            By:
                                               -----------------------------

                                CONVERSION NOTICE



TO:    [TANON MANUFACTURING, INC.]
       [EA IINDUSTRIES, INC.]
       185 Monmouth Parkway
       West Long Branch, NJ 07764-9989


     The undersigned Holder of this Note hereby confirms that it irrevocably exercises her right to convert [all] [or $___________] of this Note into ___________ shares of Common Stock of [EA INDUSTRIES, INC.] [TANON MANUFACTURING, INC.] at the Conversion Price of $_________________ per share in accordance with the terms of this Note, and directs that the Shares issuable and deliverable upon such conversion be registered in the name of the undersigned and delivered to the undersigned, together with a Note for the balance of the principal amount of this Note, if any.

     The undersigned hereby acknowledges that the Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, except as set forth in this Note, and hereby represents and warrants to the Company that she is acquiring the Shares for her own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Note and in the Subscription Agreement pursuant to which the Holder purchased this Note and to which the Holder is, or hereby agrees to become, a party.

Dated:_____________________ 19__


--------------------------------     -----------------------------
Witness                              Signature of Holder

                                     -----------------------------
                                     (Print Name of Holder)

                                     Social Security Number or
                                     Taxpayer ID Number:__________

                                     -----------------------------

                                     -----------------------------

                                     -----------------------------
                                           Address